As filed with the Securities and Exchange Commission on April 6, 2006.

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 6, 2006 (April 5, 2006)

MEDAREX, INC.

(Exact name of registrant as specified in its charter)

New Jersey	0-19312	22-2822175
(State of other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

707 State Road, Princeton, N.J. 08540-1437

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (609) 430-2880

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐    Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

MEDAREX, INC.

TABLE OF CONTENTS

FOR

CURRENT REPORT ON FORM 8-K

Item 8.01	Other Events
Item 9.01	Financial Statements and Exhibits.

Signature

Item 8.01.              Other Events.

EXPLANATORY NOTE

On April 5, 2006, Medarex, Inc. filed a Form 8-K with the Securities and Exchange Commission via the EDGAR filing system that included an Exhibit 99.1 attached thereto and incorporated by reference therein. Such exhibit inadvertently contained a reference to the information set forth therein being filed pursuant to Rule 433 of the Securities Act of 1933, as amended. Such information was not intended to be filed pursuant to such rule, but instead was intended to be filed only under the rules and regulations of the Securities and Exchange Commission relating to filings pursuant to Form 8-K. A revised version of such exhibit with the reference to the filing under Rule 433 deleted is attached hereto as Exhibit 99.1 and is incorporated herein by reference and filed herewith. No other changes have been made to such exhibit by this filing other than changes reflecting non-material typographical errors.

Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit
Number
99.1	Medarex, Inc. Information relating to certain clinical trials of ipilimumab (also known as MDX-010) dated April 5, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDAREX, INC.
Registrant

Date: April 6, 2006	By:	/s/ W. Bradford Middlekauff
W. Bradford Middlekauff
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description	Page Number
99.1	Medarex, Inc. information relating to certain clinical trials of ipilimumab (also known as MDX-010) dated April 5, 2006.